Peregrine Gold Silver Alpha Strategy Fund

Class A shares:  SGAAX

Class I  shares:  SGAIX

PROSPECTUS

AUGUST 19, 2011

As Revised November 23, 2011

Advised by:

Peregrine Capital Advisors, Inc.

311 W. Monroe Street, Suite 1300

Chicago, IL.  60606

1-888-821-1331

www.goldsilveralpha.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	4
Performance	6
Investment Advisor	6
Portfolio Managers	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
Investment Objective	7
Principal Investment Strategies	7
Principal Investment Risks	10
Temporary Investments	16
Portfolio Holdings Disclosure	17
MANAGEMENT	17
Investment Advisor	17
Portfolio Managers	18
HOW SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	22
HOW TO REDEEM SHARES	26
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	29
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	31
DISTRIBUTION OF SHARES	32
Distributor	32
Distribution Fees	32
Additional Compensation to Financial Intermediaries	32
Householding	33
FINANCIAL HIGHLIGHTS	33
Privacy Notice	34

FUND SUMMARY

Investment Objectives:  The Fund seeks capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 22 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	1.99%	1.99%
Acquired Fund Fees and Expenses (1)(2)	0.35%	0.35%
Total Annual Fund Operating Expenses	3.84%	3.59%
Fee Waiver and/or Reimbursement(3)	(1.49)%	(1.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.35%	2.10%

(1)

Estimated for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.  The Acquired Fund Fees and Expenses estimate does not include the cost of investing in underlying pools, like commodity pools, that are not investment companies.  The Fund estimates that underlying pool expenses, if presented, would be 2%.  This estimate does not include performance-based fees, which cannot be meaningfully estimated, paid by underlying pools which range from 0% to 20% of an underlying pool's profits.

(3)

The Fund's advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30 , 2012, to ensure that t otal annual fund operating expenses after fee waiver and/or reimbursement  (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00% and 1.75% of average daily net assets attributable to Class A and Class I shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the advisor.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
A	$799	$1,551
I	$213	$ 962

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  Under normal circumstances, the Fund invests primarily in a combination of any, or all, of the following: (1) gold- or silver-related instruments (long or short), (2) fixed income securities and (3) foreign currency-related instruments (long or short).  The Fund seeks to achieve capital appreciation by combining multiple "alpha" strategies that seek returns that are not purely market-direction-related, but are returns that are attributable to astute individual security, sector and derivative selection.

Gold- or Silver-Related Instruments

The Fund defines gold- or silver-related instruments as: (1) common stocks, (2) exchange-traded funds ("ETFs") and pooled investment vehicles such as limited partnerships, (3) exchange-trade notes ("ETNs"), (4) over-the-counter structured notes, (5) over-the-counter or exchange-traded derivatives, as permitted under applicable law, and (6) bullion.  Gold- or silver-related common stocks are defined as those of companies engaging primarily in (1) exploration, (2) mining, (3) processing or dealing in ore or refined gold or silver.  Gold- or silver-related ETFs and pooled investment vehicles (fund of funds) are those that invest primarily in (1) gold- or silver-related common stocks, (2) derivatives on gold or silver such as (i) swaps, (ii) futures and options on futures contracts, or (iii) forward contracts, or (3) interests in gold or silver bullion.  Gold- or silver-related ETNs and structured notes are those with interest and/or principal payments linked to the prices of gold or silver.  Direct investments into derivatives are primarily used as substitutes for gold or silver bullion, where permitted under applicable law.  Direct gold and silver bullion investments are executed through vault-stored physical bullion or bullion certificates issued by a bank.  The Fund invests in gold- or silver-related instruments without restriction as to issuer capitalization or country.  The Fund does not invest more than 25% of its assets in derivatives of any one counterparty.

Fixed Income Securities

The Fund defines fixed income securities as short-term (1) bills, (2) notes or (3) other evidences of indebtedness issued by the United States government or foreign governments denominated in any currency.  The Fund invests in fixed income securities with maturities of five years or less, that are rated BBB- or higher by Standard & Poor's Ratings Group or another nationally recognized statistical rating organization ("NRSRO").

Foreign Currency-Related Instruments

The Fund defines foreign currency-related instruments as: (1) spot and forward foreign exchange contracts, (2) ETFs that invest primarily in foreign currency (i) options, (ii) futures and options on futures, ((iii) forwards, and (iv) swap contracts, (3) ETNs that have interest and/or principal payments linked to foreign currency exchange rates, and (4) interests in pooled investment vehicles (fund of funds) which invest primarily in foreign currency (i) options, (ii) futures and options on futures, (iii) forwards, or (iv) swap contracts.  Derivatives are primarily used as substitutes for the currencies they represent, when permitted under applicable law.  The Fund invests in ETFs without restriction as to issuer capitalization or country; ETNs of any maturity that are rated BBB- or higher by Standard & Poor's Ratings Group or another NRSRO, or if unrated, determined by the advisor to be of similar quality; but without restriction as to issuer capitalization or country.  The Fund does not invest more than 25% of its assets in derivatives of any one counterparty.

The Fund concentrates investments in the gold and silver metals industry because, under normal circumstances, it invests over 25% of its assets in securities of gold and/or silver metals industry issuers or in securities that are gold or silver industry-related.  The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that the Fund may invest in fewer securities at any one time than a diversified fund.

The Fund's advisor seeks to achieve the Fund's investment objective by employing "Core," and "Opportunistic" strategies.

Core Strategy

The Core Strategy targets investing up to 74% of Fund assets in long positions in gold- and silver-related instruments.  Within this 74% allocation, the advisor anticipates that initially 80% will be gold-related and 20% will be silver-related.  The advisor selects specific investment vehicles that it believes offer the lowest cost or most highly correlated means of tracking gold or silver prices.  The advisor anticipates investing in leveraged ETFs, ETNs and structured notes as a part of the Core strategy.  These securities may employ leverage that magnifies the changes in the underlying gold or silver price or index upon which they are based.

Opportunistic Strategy

The Opportunistic Strategy targets investing up to 25% of Fund assets, long or short, and as permitted by applicable law,  in (1) over-the-counter or exchange-traded derivatives on (i) currencies, (ii) financial indexes, (iii) gold or silver or (iv) commodities upon which derivatives exist; (2) fixed income securities, or (3) gold or silver bullion.  These investments may be executed directly or through ETFs, ETNs or pooled investment funds (fund of funds) that each primarily invest in the preceding assets and instruments.  Additionally, the advisor may execute foreign currency investments through foreign currency denominated fixed income government securities.  Furthermore, the Opportunistic Strategy, whether directly or indirectly, will be executed primarily through a wholly-owned and controlled Cayman Island-based subsidiary (the "Subsidiary").  Overall, these investments are intended to be a source of returns that are not highly correlated to returns in the stock or bond markets generally.  The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis.  The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.

The advisor buys and sells securities, instruments, and derivatives to maintain the Fund's Core allocation or to adjust the Fund's Opportunistic investment composition, when a price target has been reached, the investment thesis for a position changes, to replace an investment with one with a higher expected return, or to reduce portfolio risk.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs, ETNs, pooled vehicles and the Subsidiary.

•

Concentration Risk.  Because the Fund will invest more than 25% of its assets in the gold and/or silver metals industry through metals-related securities and other investments, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry or pair of industries.

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Common Stock Risk.  Equity markets can be volatile. In other words, the prices of common stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Currency Risks.  Currency-related investing involves significant risks, including market risk, interest rate risk and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency.

•

Derivatives Risk:  Derivatives are subject to inherent leverage that magnifies Fund losses.  Option positions may expire worthless.  Futures, forward and swap contracts may not provide an effective hedge or substitute for gold or silver because changes in derivative prices may not track those of the underlying metals.  Also, over the counter derivatives are subject to counterparty default risk.

•

ETF and ETN Risk.  ETFs and ETNs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and ETNs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF and ETN is subject to specific risks, depending on the nature of the ETF.  ETNs are subject to default risks.

•

Fixed Income Risk.  The value of notes and other fixed income securities will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.

•

Gold Risk.  The price of gold may be volatile and gold-related security prices, and gold-related derivatives may be highly sensitive to the price of gold.

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Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation.  Additionally, the advisor has not previously managed a mutual fund.

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Management Risk.  The advisor's reliance on its strategies and judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Market Risk.  The Fund's investments may decline in value if the stock markets perform poorly or the price of gold or silver declines.

•

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•

Pooled Vehicle Risk.  Pooled vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  The cost of investing in the Fund will be higher than the cost of investing directly in pooled vehicles and may be higher than other mutual funds that invest directly in stocks and bonds.  Pooled vehicles may pay performance-based management fees in addition to asset-based fees.  Pooled vehicles are subject to strategy risks.

•

Regulatory Change Risk:  Recently the Commodity Futures Trading Commission ("CFTC") has proposed changes to Rule 4.5 under the Commodity Exchange Act which, if adopted, could require the Fund and the Subsidiary to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

•

Short Position Risk.  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.  Losses are potentially unlimited in a short position transaction.

•

Silver Risk.  The price of silver may be volatile and silver-related security prices, and derivative prices may be highly sensitive to the price of silver.

•

Small and Medium Capitalization Stock Risk.  The value of a small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

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Structured Note Risk:  Gold- and silver-related structured notes involve leverage risk, tracking risk and issuer default risk.

•

Taxation Risk:  Should the Fund invest in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

•

Wholly-Owned Subsidiary Risk.  The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance:  Because the Fund has less than a full calendar year of investment operations no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of the Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.  Updated performance information will be available at no cost by visiting www.goldsilveralpha.com.

Investment Advisor:  Peregrine Capital Advisors, Inc.

Portfolio Managers:  Stephen J. Luongo, Managing Director of the advisor, John M. Courtright, President of the advisor and Neil J. Aslin, Chairman of the advisor and the advisor’s parent company, Peregrine Asset Management, Inc., have served the Fund as Portfolio Managers since it commenced operations in 2011.

Purchase and Sale of Fund Shares:  The minimum initial investment in Class A shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $500.  The minimum initial investment in Class I shares is $100,000 for regular accounts and $50,000 for retirement plans, and the minimum subsequent investment is $10,000.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, on the Fund's website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks capital appreciation.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.  However, the Fund's 25% gold and silver metals industry investment policy is a fundamental policy and may not be changed without approval by a "majority of the outstanding shares" of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Principal Investment Strategies:

Under normal circumstances, the Fund invests primarily in a combination of any, or all, of the following: (1) gold- or silver-related instruments (long or short), (2) fixed income securities and (3) foreign currency-related instruments (long or short), when permitted under applicable law.  The Fund seeks to achieve capital appreciation by combining multiple "alpha" strategies that seek additional non-market-direction-related returns that are attributable to astute individual security and derivative selection.  These strategies employed by the advisor generally seek to avoid pure market-directional sources of return and seek to isolate exposure to active security, sector and derivative decision making alpha sources of return.

Core Strategy

The Core Strategy targets investing up to 74% of Fund assets in long positions in gold- and silver-related instruments.  Within this 74% allocation, the advisor anticipates that initially 80% will be gold-related and 20% will be silver-related.  The advisor selects specific investment vehicles that it believes offer the lowest cost or most highly correlated means of tracking gold or silver prices.  The advisor anticipates investing in leveraged ETFs, ETNs and structured notes as a part of the Core strategy.  These securities employ leverage that magnify the changes in the underlying gold or silver price or index upon which they are based.

Opportunistic Strategy

The Opportunistic Strategy targets investing up to 25% of Fund assets, long or short, in (1) over-the-counter or exchange-traded derivatives on (i) currencies, (ii) financial indexes, (iii) gold or silver or (iv) commodities upon which derivatives exist; (2) fixed income securities, or (3) gold or silver bullion.  These investments may be executed directly or through ETFs, ETNs or pooled investment vehicles (fund of funds) that each primarily invest in the preceding assets and instruments.  Additionally, the advisor may execute foreign currency investments through foreign currency denominated fixed income government securities.  Furthermore, the Opportunistic Strategy, whether directly or indirectly, will be executed primarily through a wholly-owned and controlled Cayman Island-based subsidiary (the "Subsidiary").  Overall, these investments are intended to be a source of returns that are not highly correlated to returns in the stock or bond markets generally.  The Fund's investments will be composed primarily of securities, even when viewing the Subsidiary on a consolidated basis.  The Subsidiary is subject to the same investment restrictions as the Fund when viewed on a consolidated basis.

The advisor may invest in pooled investment vehicles, such as limited partnerships, limited liability companies or similar entities.  If the advisor chooses to invest in more than one entity, it does so in an attempt to construct a multi-fund (and multi-manager) portfolio allocation that produces returns based on a level of expected returns, expected risk.  Individual funds are selected based upon:

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quantitative and qualitative due diligence on the pooled fund and its manager

•

proprietary manager-specific criteria

•

continuous monitoring of the allocation risk as measured by expected return volatility and related measures

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allocation to a pooled fund and its manager, once the manager meets suitability criteria in reference to its anticipated contribution to the portfolio.

In the Subsidiary's allocations, risk will be controlled by using various methods.  For example, if a pooled vehicle uses exchange-traded derivatives, then the risk will be monitored by using the daily Value at Risk ("VaR") of each manager's returns as it relates to that manager's monthly historical return profile.  If the advisor determines there to be excessive risk associated with one of the pooled fund managers, then it will reduce or eliminate the Subsidiary's allocation to that pooled vehicle and manager.

The advisor buys and sells securities, instruments, and derivatives as permitted by applicable law, to maintain the Fund's Core allocation or to adjust the Fund's Opportunistic investment composition.  The advisor sells when a price target has been reached or the investment thesis for a position changes, and will replace an investment with one with a higher expected return, or with one that attempts to reduce portfolio risk.

Subsidiary

The Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary.   The Subsidiary is subject to the same investment restrictions as the Fund.  By investing in commodities indirectly through the Subsidiary, where permitted under applicable law, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to, for example, the gold and silver commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  Income from certain of the commodity-related instruments and derivatives and securities in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement.

Because a private letter ruling applies only to the taxpayer to whom it is issued, the Fund is not entitled to rely upon the private letter rulings issued to other mutual funds.  However, the Fund believes that these rulings evidence the current view of the Internal Revenue Service, consistently applied to a number of similarly situated mutual funds.  The Fund intends to treat the income derived from its investment in the Subsidiary as "qualifying income" for purposes of Subchapter M.  However, the Fund currently does not intend to request a private letter ruling from the Internal Revenue Service.  As a result, if the Internal Revenue Service were to change its position with respect to the conclusions reached in its private letter rulings (which change in position might be applied to the Fund retroactively), the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.  In such event, the Fund's Board of Trustees would consider what action to take, which could include a significant change in investment strategy or liquidation.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.  The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Principal Investment Risks

The following risks apply to the Fund through its direct investments as well as indirectly through investments in ETFs, ETNs, pooled vehicles and the Subsidiary.

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Concentration Risk.  Because the Fund will invest more than 25% of its assets in the gold and silver metals industry, the Fund will be subject to greater volatility risk than a fund that is not concentrated in a single industry.  The metals industry, as a whole, may be unprofitable if the price of gold or other metals falls below a certain level.  Additionally, the Fund's investments in the gold and silver metals industry-related securities may be more volatile than securities markets in general and may perform poorly even when securities markets, in general, are rising.

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Common Stock Risk.  Equity markets can be volatile.  In other words, the prices of equity securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund's investments may decline in value if the equity markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

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Currency Risks.  Currency-related investing involves significant risks, including market risk, interest rate risk and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the "old" currency worthless.

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Derivatives Risk:  The Fund’s use of certain derivatives is subject to applicable law.  Derivatives are subject to inherent leverage that magnifies Fund losses.  Because derivatives typically require only a small margin payment, the fluctuation of the value of derivatives in relation to the underlying assets upon which they are based is magnified.  Thus, the Fund may experience losses that exceed losses experienced by funds that do not use derivative contracts.  Similarly, the Fund's long option positions, although fully paid, expose the Fund to leverage risk because a small investment may produce large changes in Fund value.  Additionally, these long positions may expire worthless.  Futures, forward and swap contracts may not provide an effective hedge or substitute for gold or silver because changes in derivative prices may not track those of the underlying metals.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Consequently, the effectiveness of futures, forwards and swaps as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the derivatives and price movements in underlying metals.  While futures, forwards and swaps contracts are generally liquid instruments, under certain market conditions they may become illiquid.  Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.  Additionally, government regulation may further reduce liquidity through similar trading restrictions.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.  The successful use of derivatives depends upon a variety of factors, particularly the ability of the advisor to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular derivatives strategy adopted will succeed.

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ETF and ETN Risk.  ETFs and ETNs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and ETNs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares.  ETFs and ETNs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the advisor may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Additional risks of investing in ETFs and ETNs are described below:

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Credit Risk:  An ETN issuer's credit quality may decline causing the security price to fall.  ETN issuers are also subject to default risk.  ETFs are subject to declining credit quality and default to the extent they hold debt securities or derivatives of issuers subject to credit risk.

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Net Asset Value and Market Price Risk:  The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

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Strategy Risk:  Each ETF and ETN is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk and sector risk.

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Tracking Risk:  ETFs and ETNs in which the Fund invests will not be able to replicate exactly the performance of the indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives.  In addition, the ETFs and ETNs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying index or price upon which they are based.  For example, an ETF's current benchmark may be 200% of the price change of an index.  If the ETF meets its objective, the value of the ETF will tend to increase or decrease on a daily basis two times the percentage price change of the value of the underlying index (e.g., if the index goes down 5% then the ETF's value should go down 10%).

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Fixed Income Risk.  When the Fund invests in notes and other fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Gold Risk.  The price of gold may be volatile and gold-related security prices and derivative prices may be highly sensitive to the price of gold.  The price of Gold can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries.  Physical Gold bullion has sales commission, storage, insurance and auditing expenses.  Gold-related companies' earnings and share prices may be highly sensitive to the price of gold.  Stock prices of gold-related companies may experience greater volatility than stock prices in general.  Gold-related companies are also subject to potentially burdensome regulation, exploration and production risks.

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Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation.  Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of individual and institutional accounts.

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Management Risk.  The advisor's reliance on its Core, Opportunistic and Non-Correlation strategies and its judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or instrument in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.  Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of individual and institutional accounts.

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Market Risk.  Securities and derivative markets and gold and silver prices can be volatile. In other words, the prices of securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and may invest in derivatives, which may be more volatile and carry more risk than some other forms of investment.  Market prices of securities and derivatives in broad gold, and  silver market segments may be adversely affected by price trends in interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer or gold and silver   The Fund's investments may decline in value if the price of gold or silver declines.

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Non-Diversification Risk.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Pooled Vehicle Risk.  Pooled vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in pooled vehicles and may be higher than other mutual funds that invest directly in stocks and bonds.  Pooled vehicles may pay performance-based management fees in addition to asset-based fees.  Each pooled vehicle is subject to specific risks, depending on the nature of strategies employed.

o

Management Fees Risk:  Pooled vehicle management fees typically are based on the leveraged account size and not the actual cash invested in the pooled vehicle.  Based on expected leverage levels, the management fees paid by the pooled vehicles to their managers will represent between 0.0% and approximately 8.0% of the Fund's investment in the pooled vehicle.  Depending on the fee, this represents between 0.0% to 2.0% of the Fund's assets.  Performance fees will range from 10% to 35% of each pooled vehicle's returns and are computed for each pooled vehicle without regard to the performance of other pooled vehicles.  Accordingly, the Fund may indirectly pay a performance fee to a manager with positive investment performance, even if the Fund's overall returns are negative.

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Regulatory Change Risk:  The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Rule 4.5 of the Commodity Exchange Act, as amended, with respect to the Fund's operation.  Recently the CFTC has proposed a change to Rule 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all pooled vehicles to register with the CFTC.  Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Short Position Risk.  The Fund engages in short position and short selling activities with respect to derivatives directly and in its wholly-owned subsidiary, which are significantly different from the investment activities commonly associated with conservative funds.  Positions in shorted securities or derivatives are often speculative and more risky than "long" positions (purchases).  You should be aware that any strategy that includes selling securities short or taking short derivative positions in securities gold, silver or currencies could suffer significant losses.  Short selling securities will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher shareholder-level taxes.  An increase in the value of a short by the Fund over the price at which it was sold short could result in a theoretically unlimited potential loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.  The amount of gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale or short positions.

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Silver Risk.  The price of silver may be volatile and silver-related security prices and derivative prices may be highly sensitive to the price of silver.  Silver-related companies' earnings and share prices may be highly sensitive to the price of silver.  Stock prices of silver-related companies may experience greater volatility than stock prices in general.  Silver-related companies are also subject to potentially burdensome regulation, exploration and production risks.

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Small and Medium Capitalization Company Risk.  The value of small or medium capitalization company common stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of a Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may be subject to more pronounced versions of the risks described because of their smaller size.

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Structured Notes Risk:  Gold- and silver-related structured notes involve leverage risk, tracking risk and issuer default risk.  Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.  Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

o

Leverage and Volatility Risk:  Structured notes ordinarily have leverage inherent in their terms.  Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.

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Liquidity Risk:  Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.

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Tracking Risk:  Structured notes may not be perfect substitutes for the metals they are intended to hedge or track.  Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the advisor's expectations.  Consequently, structured note returns may not be highly correlated to the metal they are intended to track.

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Taxation Risk:  Should the Fund invest in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  The Subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

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Wholly-Owned Subsidiary Risk:  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the advisor in managing the Subsidiary's portfolio will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund viewing the Subsidiary and the Fund on a consolidated basis.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the advisor's assessment of market conditions.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling  1-888-821-1331.

MANAGEMENT

Investment Advisor:  Peregrine Capital Advisors, Inc., located at 311 West Monroe Street, Suite 1300, Chicago IL, 60606, serves as investment advisor to the Fund.  The advisor is a wholly-owned subsidiary of Peregrine Asset Management, Inc., which is itself a wholly-owned subsidiary of Peregrine Financial Group, Inc. Subject to the authority of the Board of Trustees, the advisor is responsible for the overall management of the Fund’s investment portfolio including selecting the Fund's investments according to the Fund’s investment objective, polices, and restrictions.  The advisor was formed in January 2011 for the purpose of providing investment advisory services to individuals and pooled investment vehicles such as the Fund.  As of December 31, 2010, Peregrine Asset Management, Inc. had approximately $35 million in assets under management.

Pursuant to an Investment Advisory Agreement, the Fund pays the advisor, on a monthly basis, an annual advisory fee of 1.25% of the Fund's average daily net assets.   The advisor has contractually agreed to reduce its fees and to reimburse expenses, for a period of at least one year following the date of this Prospectus, to ensure that so that the total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 2.00% for Class A shares and 1.75% for Class I shares.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's first annual or semi-annual shareholder report.

Portfolio Management:

The advisor employs a committee approach to portfolio management.  Currently there are three members of the committee.  The Portfolio Management Committee is responsible for decisions regarding security selection in the Fund’s portfolio, and for allocations made through the Subsidiary.  It is also responsible for risk management of the Fund.

Portfolio Managers:

Neil J. Aslin

Chairman, Peregrine Capital Advisors, Inc.

Chairman, Peregrine Asset Management, Inc. (Peregrine)

Vice Chairman, Peregrine, Financial Group, Inc. (PFG)

Chairman, Peregrine Diversified Investment Services Corp. (PDIV)

Mr. Aslin has served as Chairman of the advisor since May 2011.  Mr. Aslin joined PFG as Executive Vice President in August 1998 and has substantial knowledge and experience in the area of managed funds. He became registered as an Associated Person and Principal of PFG in January 2003 and was appointed President of PFG in 2003 and remained in that position until becoming Vice Chairman in January 2008. He is a Principal and Associated Person of Peregrine and served as Peregrine’s President from its inception in March 2008 through April 2011, when he became Chairman. He is also Chairman of Peregrine’s subsidiary, Peregrine Capital Advisors, Inc.  In April 2008 Mr. Aslin became a Registered Representative of BEST Direct Securities, LLC, a FINRA registered broker-dealer and member of SIPC.

Prior to joining PFG, Mr. Aslin was Chairman and CEO of First Financial Government Securities in 1984-1986. From 1971 to 1983, Mr. Aslin was Executive Vice President of ContiCommodity, a major international futures brokerage and clearing firm. Mr. Aslin is a former member of the Chicago Board of Trade and the Chicago Mercantile Exchange.

Mr. Aslin earned a Bachelor’s degree in Journalism and a Master of Arts degree from the University of Missouri.

John M. Courtright

President, Peregrine Capital Advisors, Inc.

President, Peregrine Asset Management, Inc.

Mr. Courtright has served as President of the advisor since its formation, and has served as Vice President and Managing Director of Peregrine Asset Management, Inc. from September 2008 through April 2011, when he became President. As President of the advisor, he has responsibility for all aspects of advisor’s operations, including the research, business development and portfolio management functions. He is also a member of the Portfolio Management Committee.  Prior to joining Peregrine, Mr. Courtright was an independent consultant from October 2007 through August of 2008.  From July 2000 to September 2007 he was a Principal of St. Croix Asset Management LLC, with comprehensive responsibility for management of domestic and international hedge fund operations.

Mr. Courtright earned a Bachelor of Science degree in Computer Science/Systems from Taylor University.

Stephen J. Luongo

Managing Director, Peregrine Capital Advisors, Inc.

Managing Director, Peregrine Asset Management, Inc. (Peregrine)

Mr. Luongo has served as Managing Director of the advisor since its formation and has served as Managing Director of Peregrine Asset Management, Inc. since October 2008.  As Managing Director, he shares responsibility over Peregrine’s key functional areas of developing, managing, and distributing Managed Futures product. He shares responsibility for portfolio construction and management, developing new product, and trading advisor selection.  He is also a member of the Portfolio Management Committee. Prior to joining Peregrine, from 1995 through 2008 Mr. Luongo was Managing Principal of Columbus Global Advisors LLC, a registered Commodity Trading Advisor and Commodity Pool Operator he founded in 1995.

Mr. Luongo earned a Bachelor of Arts degree in Political Science from Hobart College.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

INVESTMENT SUBSIDIARY

The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the advisor is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the advisor a fee for its services.  The advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the advisor unless it first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary.  Some of these restrictions are measured on a consolidated basis with the Fund.  These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI").  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes two classes of shares offered by the Fund.  The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below to select the class that best suits needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.  The Fund reserves the right to waive sales charges.  All share classes may not be available in all states.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a %of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $2,499,999	1.125%	1.14%	1.00%
$2,500,000 to $4,999,999	0.875%	0.88%	0.75%
$5,000,000 and above	0.625%	0.63%	0.50%

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

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reinvesting dividends or distributions;

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participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

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exchanging an investment in Class A Shares of another fund for an investment in the Fund;

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a current or former director or trustee of the Fund;

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an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund;

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purchasing shares through the Fund's advisor; or

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purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares and share class investment minimums.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail

Peregrine Gold Silver Alpha Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-821-1331 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-888-821-1331 for more information about the Fund's Automatic Investment Plan.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Minimum and Additional Investment Amounts: The minimum initial investment in Class A shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $500.  The minimum initial investment in Class I shares is $100,000 for regular accounts and $50,000 for retirement plans, and the minimum subsequent investment is $10,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum requirement.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the " Peregrine Gold Silver Alpha Strategy Fund "

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-888-821-1331 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Peregrine Gold Silver Alpha Strategy Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-821-1331. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account.  Please contact the Fund at 1-888-821-1331 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order."  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

·

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

·

The request must identify your account number;

·

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

·

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Please call the Fund at 1-888-821-1331for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Low Balances:  If at any time your Class A shares regular account or retirement account balance falls below $2,500 or $1,000, respectively, the Fund may notify you that, unless the account is brought up to these amounts within 30 days of the notice, your account could be closed.  If at any time your Class I shares regular account or retirement account balance falls below $100,000 or $50,000, respectively, the Fund may notify you that, unless the account is brought up to these amounts within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a redemption fee.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase orders. The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund's shares.  You should consult your own tax Advisor to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's advisor and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-821-1331 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE
FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

Peregrine Gold Silver Alpha Strategy Fund

Advisor	Peregrine Capital Advisors, Inc. 311 W. Monroe Suite 1300 Chicago, IL 60606	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Union Bank, N. A. 350 California Street 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated August 19, 2011 (the "SAI").  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management. Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-821-1331.  The Fund does not currently maintain a website.  You may also write to:

Peregrine Gold Silver Alpha Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-21720